UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 28, 2015

Williams Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-34831	20-2485124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 28, 2015, Williams Partners L.P. (“WPZ”), The Williams Companies, Inc. (“WMB”), WPZ GP LLC (“WPZ General Partner”) and SCMS LLC (collectively, the “Merger Agreement Parties”) entered into a Termination Agreement and Release (the “Termination Agreement”). Pursuant to the Termination Agreement, (i) the Merger Agreement Parties agreed to terminate the Agreement and Plan of Merger previously entered into on May 12, 2015 by each of the Merger Agreement Parties (the “Merger Agreement”), (ii) WMB was released of any and all liability to WPZ or the WPZ General Partner in respect of the Merger Agreement or the transactions contemplated thereby and (iii) WPZ and the WPZ General Partner were each released from any and all liability to WMB in respect of the Merger Agreement or the transactions contemplated thereby.

Concurrently with the execution of the Termination Agreement, the WPZ General Partner executed Amendment No. 6 to the First Amended and Restated Agreement of Limited Partnership of WPZ (the “IDR Waiver”), pursuant to which the WPZ General Partner waived a portion of the quarterly incentive distributions the WPZ General Partner is entitled to receive from WPZ (in an aggregate amount of $428 million, but in no circumstances more than $209 million per quarter). The above description of the Termination Agreement is qualified in its entirety by reference to the Termination Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and the foregoing description of the IDR Waiver is qualified in its entirety by reference to the IDR Waiver, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the IDR Waiver is incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On September 28, 2015, WPZ issued a press release regarding the Termination Agreement and the IDR Waiver. A copy of this press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment No. 6 to the First Amended and Restated Agreement of Limited Partnership of Williams Partners L.P., dated September 28, 2015

10.1	Termination Agreement and Release, dated as of September 28, 2015, by and among The Williams Companies, Inc., SCMS LLC, Williams Partners L.P. and WPZ GP LLC

99.1	Press Release, dated September 28, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

By:	WPZ GP LLC,
its General Partner

By:	/s/ Sarah C. Miller
Sarah C. Miller
Senior Vice President and General Counsel

DATED: September 28, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 6 to the First Amended and Restated Agreement of Limited Partnership of Williams Partners L.P., dated September 28, 2015

10.1	Termination Agreement and Release, dated as of September 28, 2015, by and among The Williams Companies, Inc., SCMS LLC, Williams Partners L.P. and WPZ GP LLC

99.1	Press Release, dated September 28, 2015

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